UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

December 15, 2015

Date of Report (Date of Earliest event reported)

ENERGIZER TENNIS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-54948	99-0377575
(State or other Jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 City Blvd. West, 17th Floor, Orange, CA 92868
(Address of principal executive offices)

Registrant's telephone number, including area code:	714-656-0096

______________________________________________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

On December 15, 2015, Energizer Tennis, Inc. ("the Company") dismissed its independent public accounting firm, RLB Certified Public Accountant PLLC ("RLB"), effective that date.  The Company’s Board of Directors commenced a search for a new independent accounting firm.

RLB's report dated August 24, 2015, on the financial statements of the Company as of and for the fiscal years ended April 30, 2015 and 2014, contained a modification that such financial statements had been prepared assuming that the Company would continue as a going concern. Except as set forth in the previous sentence, RLB's report on the financial statements of the Company as of and for the years ended April 30, 2015 and 2014, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles.

During the Company's fiscal years ended April 30, 2015 and 2014, and the subsequent period through December 15, 2015, there were no disagreements between the Company and RLB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to RLB's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's financial statements for such year or period; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. The Company has not provided RLB with a copy of the foregoing disclosures, inasmuch as RLB cannot provide a response as it is no longer allowed to practice before the Commission.

On March 1, 2016, the Company engaged Ankit Consulting Services, Inc. ("Ankit") of Rancho Santa Margarita, CA, as its new registered independent public accountant. During the years ended April 30, 2015 and 2014 and prior to March 1, 2016 (the date of the new engagement), the Company did not consult with Ankit regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements by Ankit, in either case where written or oral advice provided by Ankit would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2016	ENERGIZER TENNIS, INC. By: /s/ Randy Hatch Name: Randy Hatch Title: President